UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On June 5, 2019, Health Insurance Innovations, Inc., (the “Company”) and its subsidiary Health Plan Intermediaries Holdings, LLC (“HPIH”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with RxHelpline, LLC (“RXH”), TogetherHealth PAP, LLC (“THP”), TogetherHealth Insurance, LLC (“THI” and, collectively with RXH and THP, the “Targets”), TogetherHealth Soup, L.P. (“Seller”) and certain principals of the Targets, pursuant to which HPIH purchased 100% of the outstanding limited liability company interests of the Targets (the “Interests”). The closing of the transactions contemplated by the Purchase Agreement occurred on June 5, 2019, simultaneous with the signing of the Purchase Agreement.

The purchase price for the Interests under the Purchase Agreement was approximately $50,000,000 in cash, subject to certain closing and post-closing adjustments (the “Cash Consideration”), the issuance of 630,000 shares of the Company’s Class A common stock, and an earn-out agreement pursuant to which the Seller will receive payments over a 5-year post closing period equal to a percentage of the Targets’ gross margin above specified thresholds. A portion of the Cash Consideration consisting of $2,500,000 is being held back by HPIH in order to fund payment in respect of post-closing adjustments to the Cash Consideration and post-closing indemnification obligations of the parties. The shares issued pursuant to the Purchase Agreement are subject to lock-up agreements pursuant to which the holders thereof are restricted from selling or transferring such shares for a three-year period, subject to a release from the lock-up of one-third of the subject shares on each of the first three anniversary dates of the Purchase Agreement and subject to other release-acceleration provisions and customary exceptions.

Each of HPIH and the Seller Parties (1) has made customary representations, warranties and covenants in the Purchase Agreement, including certain restrictive covenants with respect to non-competition and non-solicitation by the Seller Parties and (2) has agreed to customary mutual indemnification obligations regarding the breach of the representations, warranties and covenants in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement and related description are intended to provide you with information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the United States Securities and Exchange Commission. In particular, the Purchase Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The assertions embodied in the representations and warranties made by the Seller Parties in the Purchase Agreement are qualified by information contained in confidential disclosure schedules that the Seller Parties have delivered to the Company in connection with the signing of the Purchase Agreement, and such representations and warranties are made for the purpose of allocating contractual risk between the parties to the Purchase Agreement rather than establishing these matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of the Company are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller Parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants of the Purchase Agreement may change after the date of the Purchase Agreement.

Credit Facility

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 5, 2019 (the “Closing Date”), the Company, through its subsidiary, HPIH, entered into a Credit Agreement (the “Credit Agreement”) among HPIH, as the Borrower, the Company, and certain of the Company’s affiliates as guarantors (the “Guarantors”), Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, Royal Bank of Canada, as Co-Documentation Agent and the other parties identified therein as Lenders (the “Lenders”). The Credit Agreement provides for an aggregate principal amount of up to $215 million, which consists of: (i) a $65 million, three-year revolving credit facility (the “Revolving Credit Facility”), which includes a $10 million sublimit for the issuance of standby letters of credit (each, a “Letter of Credit”) and a $5 million sublimit for swingline loans (each, a “Swingline Loan”), and (ii) a $150 million term loan facility, all of which will be drawn on the Closing Date (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Senior Credit Facility”).

The proceeds of the Senior Credit Facility shall be used for: (i) general corporate purposes, including to fund ongoing working capital needs, capital expenditures and other lawful corporate purposes, (ii) to refinance that certain Credit Agreement, dated as of July 17, 2017, by and among HPIH, the Company, the guarantors party thereto and SunTrust Bank, as lender (as amended or otherwise modified from time to time, the “Existing Credit Agreement”), and (iii) to finance permitted acquisitions. On June 5, 2019, the Company used approximately $65 million of the proceeds to refinance the prior credit facility with SunTrust and approximately $50 million to fund the cash portion of the purchase price under the above-described Purchase Agreement.

The Revolving Credit Facility matures on the third anniversary of the Closing Date, June 5, 2022 (the “Maturity Date”), and the Term Loan Facility is subject to quarterly amortization of principal, with 5% of the initial aggregate term loan to be payable in the first year, 7.5% of the initial aggregate term loan to be payable in the second year, 10% of the initial aggregate term loan to be payable in the final year, and final payment of all amounts outstanding, plus accrued interest, due on the Maturity Date.

Borrowings under the Senior Credit Facility (other than in respect of Swingline Loans) can either be, at HPIH’s election: (i) at the Base Rate (which is the highest of the Bank of America prime rate, the federal funds rate plus 0.50%, and LIBOR index rate plus 1.00%) plus the Applicable Margin or (ii) at LIBOR (as defined in the Credit Agreement) plus the Applicable Margin. The “Applicable Margin” as defined under the Credit Agreement means, (a) until receipt by the Administrative Agent of the compliance certificate for the fiscal quarter ending September 30, 2019, 2.00% per annum, in the case of LIBOR loans, and 1.00% per annum, in the case of Base Rate loans, and (b) thereafter, a percentage determined based upon HPIH’s Consolidated Total Leverage Ratio (as defined in the Credit Agreement) ranging from 1.50% to 2.00%, in the case of LIBOR loans, and .50% to 1.00%, in the case of Base Rate loans. Interest accrued on each Base Rate Loan (as defined in the Credit Agreement) is payable in arrears on the last day of each calendar quarter and on the Maturity Date. Interest accrued on each Eurodollar Loan (as defined in the Credit Agreement) is payable on the last day of the applicable interest period, or every three months, whichever comes sooner, and on the Maturity Date.

The Credit Facility is secured by a valid and perfected first priority lien and security interest in each of the following: (i) all present and future shares of capital stock of (or other ownership or profits interests in) each of HPIHs’ present and future subsidiaries (subject to certain exceptions), (ii) all present and future intercompany debt of HPIH and each Guarantor, (iii) all of the present and future personal property and assets of HPIH and each Guarantor and (iv) all proceeds and products of the property and assets described in clauses (i), (ii) and (iii) above.

The Credit Agreement contains customary covenants, including, but not limited to, (i) a minimum consolidated interest coverage ratio and a maximum consolidated leverage ratio and (ii) restrictions on the incurrence of debt, investments, fundamental changes, sale and leaseback transactions, transactions with affiliates, hedging transactions, restrictive agreements, mergers, consolidations and sales of assets. The Credit Agreement also includes customary representations and warranties and events of default, substantially similar to those in the Existing Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

The issuance of the shares constituting the Equity Consideration under the Purchase Agreement was exempt from the registration requirements of Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, based upon appropriate representations and certifications that the Company obtained from each of the Seller Parties receiving shares of the Company’s Class A common stock constituting Equity Consideration under the Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On June 6, 2019, the Company issued a press release announcing its entry into the Purchase Agreement and the Credit Agreement, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01(d). Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement dated June 5, 2019 by and among Health Insurance Innovations, Inc., Health Plan Intermediaries Holdings, LLC, RxHelpline, LLC, TogetherHealth PAP, LLC, TogetherHealth Insurance, LLC, TogetherHealth Soup, L.P. and solely for the purposes specified herein, Mark Longaro, Robert Gregg and Jason Buchwald.*

10.1	Credit Agreement dated June 5, 2019 among Health Plan Intermediaries Holdings, LLC, as the Borrower, Health Insurance Innovations, Inc., as the Parent, the subsidiaries of Parent identified therein, as the Guarantors, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, SunTrust Bank as Syndication Agent, Royal Bank of Canada as Co-Documentation Agent and the other lenders party thereto.*

10.2	Security and Pledge Agreement dated June 5, 2019 among the parties identified as Obligors hereunder and Bank of America, N.A., in its capacity as Administrative Agent.*

99.1	Press Release dated June 6, 2019.

*	Certain schedules and attachments have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon its request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in the Company’s business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are generally identifiable by use of the words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, the Company’s ability to maintain relationships and develop new relationships with health insurance carriers and distributors, the Company’s ability to retain its members, the demand for products offered through the Company’s platform, regulatory oversight and examinations of the Company and its carriers and distributors, legal and regulatory compliance by the Company’s carriers and distributors, the amount of commissions paid to the Company or changes in health insurance plan pricing practices, competition, changes and developments in the United States health insurance system and laws, and the Company’s ability to adapt to them, the ability to maintain and enhance the Company’s name recognition, difficulties arising from acquisitions or other strategic transactions, and the Company’s ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting. These and other risk factors that could cause actual results to differ materially from those expressed or implied in the Company’s forward-looking statements will be discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing the Company’s views in the future. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

	By:	/s/ Michael D. Hershberger
	Name:	Michael D. Hershberger
	Title:	Chief Financial Officer

Date: June 6, 2019